Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

Defiance 2X Daily Long Pure Quantum ETF (QPUX)

(the “Fund”)

listed on The Nasdaq Stock Market, LLC

August 5, 2025

Supplement to the Summary Prospectus

and Prospectus,

each dated July 9, 2025

Effective immediately, the first sentence of the first paragraph in the section titled “Important Information About the Fund” is amended and restated as follows:

“The Defiance 2X Daily Long Pure Quantum ETF (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2X) the performance of an actively-managed group of generally between four and ten “pure quantum” company securities (described below) for a single day (the group of equity securities is referred to as the “Target Portfolio”).”

Effective immediately, the first sentence of the first paragraph in the section titled “Principal Investment Strategies – Target Portfolio Selection” is amended and restated as follows:

“The Adviser employs a thematic and qualitative approach to identify and select a focused portfolio of generally between four and ten companies aligned with the Fund’s quantum computing investment theme.”

Effective immediately, the first sentence of the third paragraph in the section titled “Principal Investment Strategies – Target Portfolio Selection” is amended and restated as follows:

“Based on a proprietary evaluation framework, the Adviser constructs the Fund’s portfolio with generally between four and ten holdings.”

Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI.